SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report ( Date of Earliest Event Reported): January 15,2004


                    BOMBARDIER CREDIT RECEIVABLES CORPORATION
                                   (Depositor)
               (Exact name of registrant as specified in its charter)


                                   on behalf of


                      BOMBARDIER RECEIVABLES MASTER TRUST I
(Issuer with respect to the Floating Rate Class A Asset Backed Certificates, Series 2003-3)

Delaware                            333-106848                03-0340600
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

261 Mountain View Drive, Colchester, Vermont          05446
(Address of principal executive offices)             (ZIP code)

Registrant's telephone number, including area code:  (802) 655-2824


               Exhibit Index Appears on Page 3

Item 5.  Other Event
Information concerning interest distributions made on the Floating Rate Class A Asset Backed Certificates, Series 2003-3 of the Bombardier Receivables Master Trust I (the Trust) on January 15, 2004 is contained in the Distribution Date Statement provided to each holder of the Certificates. Such Distribution Date Statement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. In addition, information concerning the (i) aggregate amount of principal collections and non-principal collections with respect to the Receivables held by the Trust, (ii) amounts payable on account of the Variable Funding Certificate, and (iii) Monthly Servicing Fee payable on account of the Variable Funding Certificate is contained in the schedule attached hereto as Exhibit 99.2 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

        99.1. Distribution Date Statement relating to interest distributions made on January 15, 2004 on the Floating Rate Class A Asset Backed Certificates.

        99.2. Schedule detailing (i) the amount of principal collections and non-principal collections allocable to the Variable Funding Certificate for the Collection Period ending December 31, 2003 (ii) the aggregate amount of principal collections and non-principal collections on the Receivables for such Collection Period, and (iii) the Monthly Servicing Fee payable on account of the Variable Funding Certificate for such Collection Period.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the date indicated.

                  BOMBARDIER CREDIT RECEIVABLES CORPORATION on Behalf of
                BOMBARDIER RECEIVABLES MASTER TRUST I

                                    /s/Mark Boucher
                                    Name: Mark Boucher
                                    Title:  Treasurer

Dated: January 26, 2004

                                  EXHIBIT INDEX

Exhibit No. Page # Description

99.1        4    Distribution Date Statement relating to interest
                 distributions made on Jan 15, 2004 on the Floating
                 Class A Asset Backed Certificates, Series 2003-3.



99.2        6   Schedule detailing (i) the amount of principal collections and non-principal collections allocable to the Variable Funding Certificate for the Collection Period ending
                 Decmber 31, 2004 (ii) the aggregate amount of principal collections and non-principal collections on the receivables for such Collection Period and (iii) the Monthly Servicing Fee payable on account of the Variable Funding Certificate for such Collection Period.

Bombardier Credit Receivables Corporation
Bombardier Capital Inc. as Servicer
DISTRIBUTION DATE STATEMENT  Series 2003-3
Distribution Date:                                                       1/15/04
1 Amount of principal paid or distributed:
  (a) Class A Certificates:                                                                                            0.00
  per $1,000 original principal amount of Class A Certificates                                                         0.00
2 Floating Allocation Percentage for such Collection Period (unweighted average):                                    17.25%
3 Principal Allocation Percentage for such Collection Period:                                                           N/A
4. Amount of interest paid or distributed:
  (a) Class A Certificates:                                                                                      576,527.78
  per $1,000 original principal amount of Class A Certificates                                                         1.54
5.  Series 2003-3 Investor Default Amount for such Distribution Date:                                             11,729.35
6. Required Subordination Draw Amount, if any,                                                                         0.00
    for the preceding Collection Period (or for such Distribution Date):
7.  (a) Amount of Investor Charge-Offs for the preceding Collection Period:                                            0.00
     (b) Amount of Reimbursements of Investor Charge-Offs for the preceding period:                                    0.00
8. Pool Balance at end of related Collection Period                                                           1,215,090,276
9.  After giving affect to distributions on this Distribution Date:
  (a) Outstanding principal amount of Class A Certificates:                                                               -
  (d) Pool Factor for Class A Certificates:                                                                   1.00000000000
10. Applicable Interest Rate:
       (a)  LIBOR for the period from the previous Distribution Date to this Distribution Date:                     1.1625%
     (b) Class A Rate:                                                                                              1.4825%
11.  (a) Amount of Monthly Servicing Fee for the preceding Collection Period                                              -
      (b) Series 2003-3 Excess Servicing Fee being distributed and remaining balance (if any):                            -
      (1) Distributed:                                                                                                    -
      (2) Balance:                                                                                                     0.00
12.  Invested Amount on this Distribution Date (after giving effect to all distributions
       which will occur on such Distribution Date):                                                             500,000,000
13.  The Available Subordinated Amount (inclusive of incremental subordination)
             On the immediately preceding Distribution Date:                                                              -
             On this Distribution Date:                                                                          47,122,087
14.  The Incremental Subordinated Amount on the immediately preceding Determination Date                               0.00
             On this Distribution Date:                                                                                0.00
15. The MH Incremental Subordinated Amount on the immediately preceding Determination Date                        5,000,000
                               On this Distribution Date:                                                           674,000
16. The Designated Manufacturer Incremental Subordinated Amount on the immediately preceding Determination date        0.00
                                On this Distribution Date:                                                             0.00
17. The Payment Rate Enhancement Amount on the immediately preceding Determination Date:                               0.00
                                On this Distribution Date:                                                             0.00
18. The Reserve Fund Balance for this Distribution Date:                                                          2,500,000
19. The Excess Funding Account Balance for this Distribution Date:                                                        -
20. Amount In the Excess Fuding Account at the beginning of an Early Amortization Period
                          to be distributed as a payment of principal in respect to Class A Certificates:                 -
21. The amounts drawn on the Policy for this Distribution Date:                                                           -
22. Collection Account balance with respect to this Distribution Date:                                         2,751,243.73
  Series 2003-1 Interest Payments on Class A Certificates                                                        517,527.78

  Series 2003-1 Investor Defaults (to be remitted to BCI)                                                        397,994.94
  Series 1996-1 Servicer Advances (to be remitted to BCI)                                                        191,597.30
  Series 1996-1 Investor Defaults (to be remitted to BCI)                                                        119,398.48
  Series 1997-2 Servicer Advances (to be remitted to BCI)                                                         67,328.33
  Series 1997-2 Investor Defaults (to be remitted to BCI)                                                         93,233.57
  Series 1997-2 Fees (to be remitted to ABN)                                                                      33,385.42
  Series 2003-3 Interest Payments on Class A Certificates                                                        576,527.78
  Series 2003-3 Investor Defaults (to be remitted to BCI)                                                         11,729.35
  Series 2003-2 Interest Payments on Class A Certificates                                                                 -
  Series 2003-2 Investor Defaults (to be remitted to BCI)                                                        437,187.90
  Collection Account Investment Proceeds (to be remitted to BCI)                                                   2,189.36
  Series 2003-1 Reserve Fund Investment Proceeds (to be remitted to BCI)                                           1,544.26
  Series 1996-1 Reserve Fund Investment Proceeds (to be remitted to BCI)                                             783.58
  Series 1997-2 Reserve Fund Investment Proceeds (to be remitted to BCI)                                             579.09
  Series 2003-3 Reserve Fund Investment Proceeds (to be remitted to BCI)                                           2,086.66
  Series 2003-2 Reserve Fund Investment Proceeds (to be remitted to BCI)                                             883.24
  Series 2003-1 Excess Fund Account Investment Proceeds (to be remitted to BCI)                                        0.00
  Series 1996-1 Excess Fund Account Investment Proceeds (to be remitted to BCI)                                      386.11
  Series 1997-2 Excess Fund Account Investment Proceeds (to be remitted to BCI)                                   10,658.36
  Series 2003-3 Excess Fund Account Investment Proceeds (to be remitted to BCI)                                        0.00
  Series 2003-2 Excess Fund Account Investment Proceeds (to be remitted to BCI)                                        0.00
23.  An Early Amortization Event has occurred:                                                                           NO
24.  The ratio (expressed as a percentage) of (x) the average for each month of the net losses on the Receivables in the Pool during any 3 consecutive calendar months to (y) the
      average of the month-end Pool Balances for such three-month period is:                                          0.02%
      (Annualized three month average net losses)                                                                     0.20%
25. Three-Month Payment Rate for the three (3) most recent Collection Periods:                                       16.02%
       A Three-Month Payment Rate Trigger has occurred:                                                                  NO
26. Receivables Rate :                                                                                                8.55%
27. Inventory Aging of the Eligible Pool Balance as of the end of the Collection Period:
                           0-120 days                                                                                46.91%
                          121-179 days                                                                               13.28%
                          180-269 days                                                                                9.60%
                          270-359 days                                                                                9.04%
                          360-479 days                                                                               10.05%
                          480 +                                                                                      11.11%
28. Optional removal of Receivables aged greater than 450 days during the related Collection Period                    0.00
29. Amount on deposit in the Excess Funding Account and amounts on deposit in the Excess Funding Accounts
for all ofher Series at the end of the Interest Period as a percentage of the assests of the Trust                    0.00%
30. Amount of 491 Day Aged Receivables  during Collection Period:                                                20,120,593
      Cumulative amount of 491 Day Aged Receivables from:
                                                             Aged Ineligibles:   Optional Removals:   Put Limit:
          Oct 1, 2003 through January 31, 2004:                       56,572,268             $0                $ 71,459,042
       Has an Early Amortization Event Occurred:                                                                         NO
31. Principal Amount of Receivables subject to a Participation Interest at end of Collection Period:                   0.00
32. Product Line Breakdown                                                        Test Level:             Actual:
         Powersports                                                                        40%                      26.57%
         Marine:                                                                            45%                      30.12%
         Recreational Vehicles:                                                             20%                      15.80%
         CEA / Other:                                                                       10%                       2.38%
         Manufactured Housing:                                                              45%                      25.13%
         Lawn & Garden:                                                                     10%                       0.00%
                 Total:                                                                                             100.00%
        Designated Manufacturer Percentage:                                                 35%                      28.02%
33. Overconcentration Amounts:
      Designated Manufacturer Overconcentration:                                                                       0.00
      Industry Overconcentrations:                                                                                     0.00
      Obligor Overconcentrations:                                                                                      0.00
      Manufacturer Overconcentrations:                                                                                 0.00
                 Total Overconcentration Amounts:                                                                      0.00
34. MH Overconcentration Percentage:                                                                                    30%
35. Has an automatic Addition of Accounts Occurred:                                                                      NO
36. Pool data on Receivables added as Automatic Account Additions                                                       N/A
Prepared by: Sarah Kirker
Bombardier Capital Inc.

Bombardier Credit Receivables Corporation
DISTRIBUTION DATE STATEMENT VARIABLE FUNDING CERTIFICATE
Distribution Date:                                                      01/15/04

For the Collection Period:                         12/01/03        through             12/31/03
Aggregate Non-Principal Collections                                                                              10,124,102
Aggregate Principal Collections                                                                                 179,688,855
Variable Funding Percentage (unweighted)                                                                              1.22%
Distributions on the Variable Funding Certificate:
       Non-Principal Collection Distributions:                                                                      186,613
       Principal Collection Distributions:                                                                        2,677,060
Variable Funding Amount as of the last day of the Collection Period:                                              8,083,591
Variable Funding Default Amount                                                                                      14,380
Monthly Servicing Fee Due                                                                                            24,207

Note:  As per Article IV, Section 4.01, of the Series 1994-1 Supplement to the Pooling and
Servicing Agreement, deposits into the Collection Account are net of the sum of (i) the
Variable Funding Percentage of such Collections and (ii) the Excess Retained Percentage of such Collections, resulting in no payment  by the Trustee.

Prepared by: Sarah Kirker
Bombardier Capital Inc.
